SECURITIES AND EXCHANGE COMMISSION

                     Washington D.C.  20549
                     _______________________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                         September 27, 1996
                         Date of Report
                (Date of earliest event reported)


                     CELLULAR PRODUCTS, INC.
     (Exact name of registrant as specified in its charter)

                            New York
                    (State of Incorporation)


      0-12782                                          16-1183105
(Commission File Number)    (I.R.S. Employer Identification Number)


               872 Main Street, Buffalo, New York 14202
            (Address of principal executive offices)

                         (716) 882-0920
      (Registrant's telephone number, including area code)

Item 5.     Other Events.

            See Order of the United States Bankruptcy Court,
Western District of New York as Exhibit 99.

Item 7.     Financial Statements and Exhibits

7(c)        Exhibits

Exhibit Number:


99.       Order of the United States Bankruptcy Court, Western
District of New York entered September 27, 1996.

                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    CELLULAR PRODUCTS, INC.

                    By:   /s/  Michael S. Durski
                         __________________________
                         Michael S. Durski
                         Vice President and
                         Chief Financial Officer